THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                       CELL POWER TECHNOLOGIES, INC.

                       COMMON STOCK PURCHASE WARRANT

September 23, 2005                                              500,000 Shares

      FOR VALUE RECEIVED, CELL POWER TECHNOLOGIES, INC., a Florida corporation (the "Company"), hereby grants to YESHIVA RABBI SOLOMON KLUGER (the "Holder") the right to purchase FIVE HUNDRED THOUSAND (500,000) fully paid and nonassessable shares of the Company's common stock, no par value (the "Common Stock"), until 5:00 P.M., Eastern Time, on September 22, 2007 (the "Expiration Date") at an initial exercise price (the "Exercise Price") of $0.13 per share, subject to further adjustment as set forth herein. This Warrant is being issued pursuant to the terms of that certain Loan Agreement dated as of September 23, 2005 (the "Agreement") between the Company and the Holder. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement. This Warrant was originally issued to the Holder on September 23, 2005 (the "Issue Date").

      1.    EXERCISE OF WARRANTS.

      (a) This Warrant is exercisable, in whole or in part at any time and from time to time, commencing on the Issue Date; provided, however, that this Warrant may not be exercised for fewer than 50,000 shares of Common Stock or such lesser number of shares of Common Stock then issuable upon the exercise in full of this Warrant. Each exercise shall be effected by submitting to the Company (either by delivery to the Company or by facsimile transmission as provided in Section 10 hereof) a completed and duly executed notice of exercise substantially in the form attached to this Warrant (a "Notice of Exercise"). The date a Notice of Exercise regarding an exercise is delivered or faxed to the Company shall be the "Exercise Date" with respect to such exercise. Each Notice of Exercise shall be executed by the Holder and shall indicate (i) the number of shares then being purchased pursuant to such exercise and (ii) whether the Holder elects to pay the Exercise Price for the shares being purchased in cash or to make a cashless exercise in accordance with Section 1(c) hereof. Upon delivery of a duly executed Notice of Exercise, together with appropriate payment of the Exercise Price, if any, for the shares of Common Stock being purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. If an exercise represents the exercise in full of this Warrant, the Holder shall tender this Warrant to the Company within five business days after delivery of the applicable Notice of Exercise.

      (b) If the Holder indicates on the Notice of Exercise that it has elected to pay the Exercise Price for the shares of Common Stock for which the Warrant is then being exercised in cash, the Exercise Price per share of Common Stock for the shares then being exercised shall be payable in cash or by certified or official bank check or by wire transfer of immediately available funds.

      (c) If a registration statement covering this Warrant or the shares of Common Stock issuable hereunder is then in effect, the Holder may elect to exercise this Warrant on a cashless basis by indicating on a Notice of Exercise that it has elected to make a cashless exercise. Upon such election, the Holder shall be entitled to receive the number of shares of Common Stock equal to (w) the excess of the Current Market Value (as defined below) over the total cash Exercise Price of the number of shares for which this Warrant is being exercised, divided by (x) the Market Price per share of the Common Stock as of the trading day immediately prior to the Exercise Date. For the purposes of this Warrant, the terms (y) "Current Market Value" shall be an amount equal to the Market Price per share of the Common Stock as of the trading day immediately prior to the Exercise Date multiplied by the number of shares of Common Stock specified in such Notice of Exercise Form, and (z) "Market Price" per share of the Common Stock as of any date shall be the closing price of the Common Stock on the OTC Bulletin Board or the other principal market on which the Common Stock is listed for trading as of that date.

      (d) The Holder shall be deemed to be the holder of the shares of Common Stock issuable to it in accordance with the provisions hereof upon any exercise of this Warrant as of the close of business on the applicable Exercise Date.

      2. RESERVATION OF SHARES. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant one hundred percent (100%) of the number of shares of Common Stock for which this Warrant may then be exercised (the "Warrant Shares").

      3. MUTILATION OR LOSS OF WARRANT. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver to the Holder a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

      4. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

      5.    STOCK DIVIDENDS, RECLASSIFICATIONS, REORGANIZATION,
ANTI-DILUTION PROVISIONS, ETC.

      5.1 If prior to the expiration of this Warrant by exercise or by its terms the Company shall issue any shares of its Common Stock as a stock dividend or subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such cases, the Exercise Price in effect at the time of such action shall be proportionately reduced and the number of Warrant Shares purchasable at that time shall be proportionately increased; and, conversely, in the event the Company shall contract the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the Exercise Price per share of the Warrant Shares purchasable pursuant to this Warrant shall be proportionately increased. Any dividend paid or distributed upon the Common Stock in stock of any other class of securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon conversion thereof.

      5.2 In the event of any consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or the continuing corporation) or in the case of any sale or conveyance to another corporation or other entity of the property, assets or business of the Company as an entirety or substantially as an entirety, in any such case, the Company or such successor or purchasing corporation or entity, as the case may be, shall
(i) execute with the Holder an agreement that the Holder shall have the right thereafter to receive upon the exercise of the Warrant the kind and amount of shares and/or other securities or other property which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had the Warrant been exercised immediately prior to such action, (ii) make effective provision in its certificate of its incorporation or otherwise, if necessary, in order to effect such agreement, and (iii) set aside or reserve for the benefit of the Holder, the stock, securities, property and cash to which the Holder would be entitled to upon exercise of this Warrant.

      5.3 In the event of any reclassification of the Common Stock (other than a change in par value or from no par value to a specific par value, or as a result of a subdivision or combination, including any change in the shares into two or more classes or series of shares) or a recapitalization of the Company, the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash or combination thereof receivable upon such reclassification or recapitalization by a holder of the number of shares Common Stock for which this Warrant might have been exercised immediately prior to such reclassification or recapitalization.

      5.4 Upon the occurrence of each event requiring an adjustment of the Exercise Price and the number of Warrant Shares purchasable at such adjusted Exercise Price by reason of such event in accordance with the provision of this Section 5, the Company shall compute the adjusted Exercise Price and the adjusted number of Warrant Shares purchasable at such adjusted Exercise Price by reason of such event in accordance with the provisions of this Section 5 and shall prepare a certificate setting forth such adjusted Exercise Price and the adjusted number of Warrant Shares and showing in reasonable detail the facts upon which such determination is made. The Company shall deliver to the Holder a copy of such certificate and thereafter such certificate shall be conclusive and shall be binding upon the Holder unless contested by the Holder in a written notice furnished to the Company within 10 days of the receipt thereof setting forth in reasonable detail the basis of such contention.

      6. REPRESENTATIONS AND WARRANTIES. The Holder (i) represents, warrants, covenants and agrees that the Warrant and the underlying Warrant Shares are being acquired by the Holder for the Holder's own account, for investment purposes only, and not with a view to or for sale in connection with any distribution thereof or with any present intention of selling or distributing all or any part of the Warrant or the underlying Warrant Shares thereof; and (ii) acknowledges that, as of the date hereof, it has been given a full opportunity to ask questions of and to receive answers from the Company concerning this Warrant and the Warrant Shares and the business of the Company and to obtain such information as it desired in order to evaluate the acquisition of this Warrant and the Warrant Shares, and all questions have been answered to its full satisfaction.

      7.    TRANSFER TO COMPLY WITH THE SECURITIES ACT; REGISTRATION
RIGHTS.

      7.1 TRANSFER. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act of 1933, as amended, (the "Act") relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

      7.2 REGISTRATION RIGHTS. If the Company participates (whether voluntarily or by reason of an obligation to a third party) in the registration of any shares of the Company's stock (other than a registration on Form S-8 or on Form S-4), the Company shall give written notice thereof to the Holder and the Holder shall have the right, exercisable within ten (10) business days after receipt of such notice, to demand inclusion in such registration statement of all or any portion of the shares of Common Stock issued or issuable upon exercise of this Warrant ("Registrable Shares"). If the Holder exercises such election, the Registrable Shares so designated shall be included in the registration statement at no cost or expense to the Holder. The Holder's rights under this Section 7.2 shall expire at such time as the Holder can sell all of the Registrable Shares under Rule 144 under the Act without volume or other restrictions or limit.

      8. GOVERNING LAW. This Warrant shall be deemed to be a contract made under the laws of the State of New York without giving effect to the conflict of laws principles thereof. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

      9. JURY TRIAL WAIVER. The Company and the Holder hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out or in connection with this Warrant.

      10. NOTICES. Any notice required or permitted hereunder shall be given in manner provided in Section 8 of the Agreement, the terms of which are incorporated herein by reference.

      11. SUPPLEMENTS AND AMENDMENTS; WHOLE AGREEMENT. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.


             [Remainder of this page intentionally left blank]

      IN WITNESS WHEREOF, the undersigned has caused this Warrant to be executed as of the 23rd day of September, 2005.


                                    CELL POWER TECHNOLOGIES, INC.

                                    By: /s/ Jacob Herskovits
                                        ------------------------
                                    Name: Jacob Herskovits
                                    Title: President

                       NOTICE OF EXERCISE OF WARRANT

To:   Cell Power Technologies, Inc.
      1428 36th Street, Suite 205
      Brooklyn, New York 11218
      Fax: [                ]
      Attn: President

      The Holder hereby irrevocably elects to exercise the right, represented by the Warrant dated as of September 23, 2005, to purchase _____________ shares of the common stock, no par value, of Cell Power Technologies, Inc. and tenders herewith payment in accordance with Section 1 of said Warrant.

CASH: $________________________= (Exercise Price x Number of Shares
Purchased)

Payment is being made by:

            ___  enclosed check

            ___  wire transfer

CASHLESS EXERCISE

Net number of Warrant Shares to be issued to Holder: __________________*

   * Current Market Value - (Exercise Price x Number of Shares Purchased)
     --------------------------------------------------------------------
                   Market Price per share of Common Stock

Market Price per share of Common Stock ("MP") = $______________
Current Market Value (MP x Number of Shares Purchased) = $______________

As contemplated by the Warrant, this Notice of Conversion is being delivered or sent by facsimile to the President of the Company at the address or number indicated above.

If this Notice of Exercise represents the exercise in full of the number of shares for which the Warrant may be issued, the Holder either (1) has previously surrendered the Warrant to the Company or (2) will surrender (or cause to be surrendered) the Warrant to the Company at the address indicated above by express courier within five (5) business days after delivery or facsimile transmission of this Notice of Exercise.

The certificates representing the Shares should be transmitted by the
Company to the Holder via express courier or by electronic transfer after receipt of this Notice of Exercise (by facsimile transmission or otherwise) to:
-------------------------------------------------------------------------
--------------------------------------------------------------------------------

      IN WITNESS WHEREOF, the Holder has executed this Notice of Exercise as of the date written below.

                                    By: ___________________________
                                    Name:
                                    Title:
                                    Date: